Pacer US Cash Cows Growth ETF
Schedule of Investments
January 31, 2026 (Unaudited)

COMMON STOCKS - 100.0%	Shares	Value
Communication Services - 1.5%
New York Times Co. - Class A	25,576	$1,874,976

Consumer Discretionary - 27.0% (a)
Booking Holdings, Inc.	1,148	5,742,113
Boyd Gaming Corp.	12,220	1,033,079
Carnival Corp. (b)(c)	211,007	6,334,430
Churchill Downs, Inc.	10,906	1,072,714
Expedia Group, Inc. (c)	19,263	5,101,613
Grand Canyon Education, Inc. (b)	4,374	760,376
Tapestry, Inc.	32,176	4,083,456
TopBuild Corp. (b)(c)	4,421	2,069,249
Travel + Leisure Co.	10,061	699,642
Ulta Beauty, Inc. (b)	6,973	4,514,041
Wynn Resorts Ltd.	16,380	1,760,031
		33,170,744

Consumer Staples - 3.4%
Celsius Holdings, Inc. (b)	40,612	2,131,318
Coca-Cola Consolidated, Inc.	13,459	2,046,575
		4,177,893

Energy - 4.5%
Antero Midstream Corp.	74,514	1,402,354
TechnipFMC PLC	63,600	3,543,792
Valaris Ltd. (b)	10,884	628,333
		5,574,479

Health Care - 23.4%
Doximity, Inc. - Class A (b)	29,454	1,103,641
Exelixis, Inc. (b)	42,236	1,746,881
Globus Medical, Inc. - Class A (b)	21,203	1,922,688
Halozyme Therapeutics, Inc. (b)	18,398	1,319,321
HCA Healthcare, Inc.	12,558	6,131,695
Incyte Corp. (b)	30,866	3,088,761
Jazz Pharmaceuticals PLC (b)	9,507	1,563,806
LivaNova PLC (b)	8,543	561,360
Medpace Holdings, Inc. (b)(c)	4,427	2,578,639
Neurocrine Biosciences, Inc. (b)	15,676	2,132,877
Option Care Health, Inc. (b)	24,833	844,322
Tenet Healthcare Corp. (b)	13,818	2,615,471
United Therapeutics Corp. (b)	6,767	3,177,039
		28,786,501

Industrials - 20.3%
CACI International, Inc. - Class A (b)	3,478	2,158,377
EMCOR Group, Inc.	7,036	5,071,056
EnerSys	5,774	1,040,417
ExlService Holdings, Inc. (b)	24,829	972,055
Flowserve Corp.	19,888	1,554,247
ITT, Inc.	13,526	2,465,790
Paylocity Holding Corp. (b)	8,507	1,148,275
Sterling Infrastructure, Inc. (b)(c)	4,805	1,719,758
Tetra Tech, Inc.	40,806	1,536,754
Uber Technologies, Inc. (b)	71,532	5,726,137
Watts Water Technologies, Inc. - Class A	5,216	1,561,201
		24,954,067

Information Technology - 13.4%
Dropbox, Inc. - Class A (b)(c)	39,179	998,281
Dynatrace, Inc. (b)	47,496	1,809,123
Flex Ltd. (b)	58,140	3,665,145
Okta, Inc. (b)	27,864	2,353,951
Pegasystems, Inc.	26,552	1,160,057
Twilio, Inc. - Class A (b)	23,835	2,871,164
VeriSign, Inc.	14,574	3,559,408
		16,417,129

Materials - 6.5%
NewMarket Corp.	1,469	985,390
Newmont Goldcorp Corp.	62,034	6,969,520
		7,954,910
TOTAL COMMON STOCKS (Cost $113,365,904)		122,910,699

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 4.2%	Units	Value
Mount Vernon Liquid Assets Portfolio, LLC, 3.77% (d)	5,194,943	5,194,943
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $5,194,943)		5,194,943

TOTAL INVESTMENTS - 104.2% (Cost $118,560,847)		128,105,642
Liabilities in Excess of Other Assets - (4.2)%		(5,121,071)
TOTAL NET ASSETS - 100.0%		$122,984,571

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

LLC - Limited Liability Company
PLC - Public Limited Company

(a)
To the extent that the Fund invests more heavily in a particular industries or sectors of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	Non-income producing security.
(c)	All or a portion of this security is on loan as of January 31, 2026. The fair value of these securities was $4,919,548.
(d)	The rate shown represents the 7-day annualized yield as of January 31, 2026.

Summary of Fair Value Disclosure as of January 31, 2026 (Unaudited)

Pacer US Cash Cows Growth ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of January 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$122,910,699	$–	$–	$122,910,699
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	5,194,943
Total Investments	$122,910,699	$–	$–	$128,105,642

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $5,194,943 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.